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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               AMENDMENT NO. 1 TO
                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 19, 2002


                                 SB MERGER CORP.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




        DELAWARE                     000-49866                 38-3506266
-------------------------        ---------------            ----------------
(State or other jurisdic-          (Commission                (IRS Employer
 tion of incorporation)            File Number)           Identification Number)



                5860 STERLING DRIVE, SUITE 530, HOWELL, MI 48843
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (517) 586-5009


                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On April 19, 2002, the registrant's independent accountants, Feldman Sherb & Co., P.C., merged with Grassi & Co., CPAs, P.C. Solely as a result of the merger, and since the date thereof, Feldman Sherb & Co., P.C. was dismissed and Grassi & Co., CPAs, P.C. engaged as the registrant's independent accountants.

     Feldman Sherb & Co., P.C.'s report on the registrant's financial statements for the period from January 3, 2000 (inception) to December 31, 2000 and for the year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, or any modification as to uncertainty, audit scope or accounting principles.

     During the period from January 3, 2000 (inception) to December 31, 2000 and during the year ended December 31, 2001, and during the interim period from January 1, 2002 through April 19, 2002, there were no disagreements with Feldman Sherb & Co., P.C. on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

           (c)       Exhibits

           Number    Title
           ------    -----

           16.1      Letter of Independent Accountants

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     SB MERGER CORP.

                                                     By: /s/Richard Campbell
                                                     ---------------------------
                                                     Richard Campbell, Secretary

Date: June 21, 2002

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                                  EXHIBIT INDEX



           Number    Title
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           16.1      Letter of Independent Accountants